Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
Goodwill
Note 23     Goodwill
The following tables provide details about the changes in the carrying amounts of goodwill for the years ended December 31, 2025 and 2024. BCE’s groups of CGUs for purposes of goodwill impairment testing correspond to our reporting segments.

For the year ended December 31, 2025	Note	Bell CTS Canada	Bell CTS U.S.	Bell Media	BCE
Cost
January 1, 2025		8,266	—	3,127	11,393
Acquisitions and disposition	4	20	3,022	(53)	2,989
Net foreign exchange differences		—	(19)	—	(19)
December 31, 2025		8,286	3,003	3,074	14,363
Accumulated impairment
January 1, 2025		—	—	(1,132)	(1,132)
December 31, 2025		—	—	(1,132)	(1,132)
Net carrying amount
January 1, 2025		8,266	—	1,995	10,261
December 31, 2025		8,286	3,003	1,942	13,231

For the year ended December 31, 2024	Note	Bell CTS	Bell Media	BCE
Cost
January 1, 2024		8,099	2,843	10,942
Acquisitions	4	167	284	451
December 31, 2024		8,266	3,127	11,393
Accumulated impairment
January 1, 2024		—	—	—
Impairment losses	8	—	(1,132)	(1,132)
December 31, 2024		—	(1,132)	(1,132)
Net carrying amount
January 1, 2024		8,099	2,843	10,942
December 31, 2024		8,266	1,995	10,261
Impairment testing
Goodwill is tested for impairment annually in Q4 and also when there is an indication that goodwill might be impaired by comparing the carrying value of a CGU or group of CGUs to its recoverable amount, where the recoverable amount is the higher of fair value less costs of disposal and value in use.
In Q3 2024, due to a continued decline in advertising demand and spending in the linear advertising market for Bell Media TV services and radio markets, there was an indicator that goodwill might be impaired for the Bell Media group of CGUs. Consequently, an impairment charge of $1,132 million was recognized in Impairment of assets in the income statements.
Recoverable amount
The recoverable amount for the Bell CTS Canada group of CGUs is its value in use. The recoverable amount for each of the Bell CTS U.S. and Bell Media groups of CGUs is its fair value less cost of disposal.
The recoverable amount for our groups of CGUs is determined by discounting five-year cash flow projections derived from business plans reviewed by senior management. The projections reflect management’s expectations of revenue, adjusted EBITDA, capital expenditures, working capital and operating cash flows, based on past experience and future expectations of operating performance, including any impact from changes in interest rates and inflation.
Cash flows beyond the five-year period are extrapolated using perpetuity growth rates. None of the perpetuity growth rates exceed the long-term historical growth rates for the markets in which we operate.
The discount rates are applied to the cash flow projections and are derived from the weighted average cost of capital for each group of CGUs.
The following table shows the key assumptions used to estimate the recoverable amounts of our groups of CGUs.

	Assumptions used
Groups of CGUs	Perpetuity growth rate	Discount rate
Bell CTS Canada	1.5%	7.0%
Bell CTS U.S.	3.5%	9.0%
Bell Media	0.5%	10.8%
We believe that any reasonable possible change in the key assumptions on which the estimate of recoverable amount of the Bell CTS Canada group of CGUs is based would not cause its carrying amount to exceed its recoverable amount.
For the Bell CTS U.S. group of CGUs, a decrease of 1.2% in the perpetuity growth rate or an increase of 1.0% in the discount rate would have resulted in its recoverable amount being equal to its carrying value.
For the Bell Media group of CGUs, a decrease of 2.1% in the perpetuity growth rate or an increase of 1.2% in the discount rate would have resulted in its recoverable amount being equal to its carrying value.